UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 12, 2014

Travelzoo Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	000-50171 ------------------- (Commission File Number)	36-4415727 --------------------------- (I.R.S. Employer Identification Number)

590 Madison Avenue, 37th Floor New York, New York ---------------------------------------------------- (Address of Principal Executive Offices)	10022 ------------------ (Zip Code)

Registrant's telephone number, including area code:

(212) 484-4900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

         ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

 Effective September 12, 2014, Travelzoo Inc. (the “Company”) announces the following management changes:

1.	Holger Bartel, Chairman of the Board, has been appointed as Executive Chairman;

2.	Ralph Bartel, Board member, has been appointed as Chief Talent Officer; and

3.
Shirley Tafoya, President of the Company’s North America business, has left the Company. Chris Loughlin, the Company’s Chief Executive Officer, will assume leadership of the Company’s business in North America.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date: September 12, 2014	By:	/s/ Glen Ceremony
Glen Ceremony
Chief Financial Officer